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As Filed with the Securities and Exchange Commission on May 18, 2001

Registration No. 333-94843

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1
TO
FORM S-3
REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933

BEAZER HOMES USA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	58-2086934 (I.R.S. Employer Identification Number)

5775 Peachtree Dunwoody Road, Suite B-200
Atlanta, GA 30342
(404) 250-3420
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant's Principal Executive Offices)

See Table of Additional
Registrants Below

IAN J. MCCARTHY
President and
Chief Executive Officer
5775 Peachtree Dunwoody Road, Suite B-200
Atlanta, GA 30342
(404) 250-3420
(Name, Address, Including Zip Code, and
Telephone Number,
Including Area Code, of Agent For Service)	Copies to: WILLIAM F. SCHWITTER, ESQ. Paul, Hastings, Janofsky & Walker LLP 399 Park Avenue New York, New York 10022 (212) 318-6000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /x/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /x/

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

BEAZER HOMES USA, INC.
TABLE OF ADDITIONAL REGISTRANTS

Name	IRS Employer Identification No.	State of Incorporation/Formation
Beazer Homes Corp.	62-0880780	Tennessee
Beazer/Squires Realty, Inc.	56-1807308	North Carolina
Beazer Homes Sales Arizona Inc.	86-0728694	Delaware
Beazer Realty Corp.	58-1200012	Georgia
Beazer Mortgage Corporation	58-2203537	Delaware
Beazer Homes Holdings Corp.	58-2222637	Delaware
Beazer Homes Texas Holdings, Inc.	58-2222643	Delaware
Beazer Homes Texas, L.P.	76-0496353	Delaware

    The address, including zip code, and telephone number, including area code of the principal offices of the additional registrants listed above (the "Additional Registrants") is: c/o Beazer Homes USA, Inc., 5775 Peachtree Dunwoody Road, Suite B-200, Atlanta, GA 30342 and the telephone number at that address is (404) 250-3420.

Item 16. Exhibits.

    There are filed with the Registration Statement the following exhibits:

Exhibit No.	Description

1.	Underwriting Agreement, dated May 14, 2001, among the Company, Credit Suisse First Boston Corporation and Banc One Capital Markets, Inc.
3.1*	Amended and Restated Certificate of Incorporation of the Company.
3.2*	Amended and Restated Bylaws of the Company.
3.3(a)**	Certificate of Incorporation of Beazer Homes Corp. (f/k/a Phillips Builders, Inc.)
3.3(b)***	Articles of Amendment to the Charter of Beazer Homes Corp.
3.3(c)***	Certificate of Incorporation of Beazer Homes Holdings Corp.
3.3(d)***	Certificate of Amendment to the Certificate of Incorporation of Beazer Homes Holdings Corp.
3.3(e)***	Certificate of Amendment to the Certificate of Incorporation of Beazer Homes Holdings Corp.
3.3(f)**	Amended Articles of Incorporation of Beazer Realty Corp. (f/k/a Beazer-Cohn Realty Corp.)
3.3(g)***	Articles of Amendment to Articles of Incorporation of Beazer Realty Corp.
3.3(h)***	Certificate of Incorporation of Beazer Mortgage Corporation.
3.3(i)**	Certificate of Incorporation of Beazer Homes Sales Arizona Inc.
3.3(j)**	Articles of Incorporation of Beazer/Squires, Inc.
3.3(k)***	Articles of Incorporation of Panitz Homes Realty, Inc.
3.3(l)***	Certificate of Incorporation of Beazer Homes Texas Holdings, Inc.
3.3(m)***	Certificate of Amendment of Certificate of Incorporation of Beazer Homes Texas Holdings, Inc.
3.3(n)***	Certificate of Limited Partnership of Beazer Homes Texas, L.P.
3.4(a)**	Bylaws of Beazer Homes Corp. (f/k/a Phillips Builders Inc.)
3.4(b)***	Bylaws of Beazer Homes Holdings Corp.
3.4(c)**	Bylaws of Beazer Realty Corp. (f/k/a Beazer-Cohn Realty Corp.)
3.4(d)***	Bylaws of Beazer Mortgage Corporation
3.4(e)**	Bylaws of Beazer Homes Sales Arizona Inc.
3.4(f)**	Bylaws of Beazer/Squires Realty, Inc.
3.4(g)***	Bylaws of Panitz Homes Realty, Inc.
3.4(h)***	Bylaws of Beazer Homes Texas Holdings, Inc.
3.4(i)***	Agreement of Limited Partnership of Beazer Homes Texas, L.P.
4.1****	Form of Indenture.
5.1****	Opinion of Paul, Hastings, Janofsky & Walker LLP as to the validity of the securities being registered.
12****	Computation of Ratios of Earnings to Fixed Charges
23.1****	Consent of Deloitte & Touche LLP.
23.2****	Consent of Paul, Hastings, Janofsky & Walker LLP (included in Exhibit 5.1).
24.1****	Power of Attorney (included in Part II of this Registration Statement).
25.	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939.

*
Incorporated herein by reference to the exhibits to the Company's Current Report on Form 8-K filed on May 30, 1996.
**
Incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1 (Registration No. 33-72982) initially filed on December 15, 1993.
***
Incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-4 (Registration No. 333-51087) initially filed on April 27, 1998.
****Previously
filed.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on May 18, 2001.

BEAZER HOMES USA, INC.
By:	/s/ DAVID S. WEISS David S. Weiss Director, Secretary, Executive Vice President and Chief Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

* Brian C. Beazer	Director and Non-Executive Chairman of the Board	May 18, 2001
* Ian J. McCarthy	Director, President and Chief Executive Officer (Principal Executive Officer)	May 18, 2001
/s/ DAVID S. WEISS David S. Weiss	Director, Secretary, Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	May 18, 2001
* Thomas B. Howard	Director	May 18, 2001
* George W. Mefferd	Director	May 18, 2001
* D.E. Mundell	Director	May 18, 2001
* Larry T. Solari	Director	May 18, 2001

*By: /s/ DAVID S. WEISS

     David S. Weiss
     Attorney-in-Fact

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 18 day of May, 2001.

BEAZER HOMES CORP.
BY:	/S/ DAVID S. WEISS David S. Weiss Executive Vice President

    Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Ian J. McCarthy	Director, President and Chief Executive Officer (Principal Executive Officer)	May 18, 2001
/s/ DAVID S. WEISS David S. Weiss	Vice President and Chief Financial Officer (Principal Financial Officer)	May 18, 2001
* Brian C. Beazer	Director	May 18, 2001

*By: /s/ DAVID S. WEISS

     David S. Weiss
     Attorney-in-Fact

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 18 day of May, 2001.

BEAZER HOMES HOLDINGS CORP.
BY:	/S/ DAVID S. WEISS David S. Weiss Executive Vice President

    Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Ian J. McCarthy	Director, President and Chief Executive Officer (Principal Executive Officer)	May 18, 2001
/s/ DAVID S. WEISS David S. Weiss	Vice President and Chief Financial Officer (Principal Financial Officer)	May 18, 2001
* Brian C. Beazer	Director	May 18, 2001

*By: /s/ DAVID S. WEISS

     David S. Weiss
     Attorney-in-Fact

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 18 day of May, 2001.

BEAZER REALTY CORP.
BY:	/S/ DAVID S. WEISS David S. Weiss Executive Vice President

    Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Ian J. McCarthy	Director, President and Chief Executive Officer (Principal Executive Officer)	May 18, 2001
/s/ DAVID S. WEISS David S. Weiss	Vice President and Chief Financial Officer (Principal Financial Officer)	May 18, 2001
* Brian C. Beazer	Director	May 18, 2001

*By: /s/ DAVID S. WEISS

     David S. Weiss
     Attorney-in-Fact

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 18 day of May, 2001.

BEAZER MORTGAGE CORPORATION
BY:	/S/ DAVID S. WEISS David S. Weiss Executive Vice President

    Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Ian J. McCarthy	Director, President and Chief Executive Officer (Principal Executive Officer)	May 18, 2001
/s/ DAVID S. WEISS David S. Weiss	Vice President and Chief Financial Officer (Principal Financial Officer)	May 18, 2001
* Brian C. Beazer	Director	May 18, 2001

*By: /s/ DAVID S. WEISS

     David S. Weiss
     Attorney-in-Fact

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 18 day of May, 2001.

BEAZER HOMES SALES ARIZONA INC.
BY:	/S/ DAVID S. WEISS David S. Weiss Executive Vice President

    Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Ian J. McCarthy	Director, President and Chief Executive Officer (Principal Executive Officer)	May 18, 2001
/s/ DAVID S. WEISS David S. Weiss	Vice President and Chief Financial Officer (Principal Financial Officer)	May 18, 2001
* Brian C. Beazer	Director	May 18, 2001

*By: /s/ DAVID S. WEISS

     David S. Weiss
     Attorney-in-Fact

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 18 day of May, 2001.

BEAZER/SQUIRES REALTY, INC.
BY:	/S/ DAVID S. WEISS David S. Weiss Executive Vice President

    Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Ian J. McCarthy	Director, President and Chief Executive Officer (Principal Executive Officer)	May 18, 2001
/s/ DAVID S. WEISS David S. Weiss	Vice President and Chief Financial Officer (Principal Financial Officer)	May 18, 2001
* Brian C. Beazer	Director	May 18, 2001

*By: /s/ DAVID S. WEISS

     David S. Weiss
     Attorney-in-Fact

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 18 day of May, 2001.

BEAZER HOMES TEXAS HOLDINGS, INC.
BY:	/S/ DAVID S. WEISS David S. Weiss Executive Vice President

    Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Ian J. McCarthy	Director, President and Chief Executive Officer (Principal Executive Officer)	May 18, 2001
/s/ DAVID S. WEISS David S. Weiss	Vice President and Chief Financial Officer (Principal Financial Officer)	May 18, 2001
* Brian C. Beazer	Director	May 18, 2001

*By: /s/ DAVID S. WEISS

     David S. Weiss
     Attorney-in-Fact

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 18 day of May, 2001.

BEAZER HOMES TEXAS, L.P. a Delaware Limited Partnership
By:	Beazer Homes Texas Holdings, Inc. as General Partner
By:	/s/ DAVID S. WEISS David S. Weiss Executive Vice President

    Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Ian J. McCarthy	Director, President and Chief Executive Officer (Principal Executive Officer)	May 18, 2001
/s/ DAVID S. WEISS David S. Weiss	Vice President and Chief Financial Officer (Principal Financial Officer)	May 18, 2001
* Brian C. Beazer	Director	May 18, 2001

*By: /s/ DAVID S. WEISS

     David S. Weiss
     Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description	Page No.

1	Underwriting Agreement, dated May 14, 2001, among the Company, Credit Suisse First Boston Corporation and Banc One Capital Markets, Inc.
25	Form T-1 statement of Eligibility and Qualification under the Trust Indenture Act of 1939.

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  Item 16. Exhibits.
SIGNATURES
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EXHIBIT INDEX